SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   January 22, 2004

First National Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-87503	58-2466370
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

215 N. Pine Street, Spartanburg, South Carolina   29302
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (864) 948-9001

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.   Other Events.

On January 22, 2004, First National Bancshares, Inc. announced that its Board of Directors has approved a 3-for-2 stock split of its common stock at a meeting held on January 20, 2004. The split is payable on or about March 1, 2004 to shareholders of record on February 16, 2004. These shareholders will receive one additional share of common stock for every two shares of common stock they hold on the record date. In lieu of fractional shares, each shareholder will be paid a cash equivalent based on the average closing price of the common stock on the OTC Bulletin Board on the record date.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.       Exhibit

             99.1                    Press Release of First National Bancshares, Inc. dated January 22, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC. By: /s/ Jerry L. Calvert Name: Jerry L. Calvert Title: Chief Executive Officer

Dated:  January 22, 2004

EXHIBIT INDEX

Exhibit Number                        Description

99.1                   Press Release dated January 22, 2004

4